PROFUNDS
                            UltraShort Europe ProFund

        Supplement Dated January 25, 2000 to Prospectus Dated May 1, 1999

         The Board of Trustees of the ProFunds has approved, as being in the best interests of shareholders of the UltraShort Europe ProFund (the "Fund"), the liquidation of the Fund and closing of Fund shareholder accounts. The liquidation of the Fund is expected to occur on or about February 14, 2000. In anticipation of the liquidation, effective on January 25, 2000, the Fund will be closed to any new or subsequent investments.